Page 5 of 6


                                EXHIBIT INDEX

Exhibit No.    Document                                                 Page
-----------    --------                                                 ----


16             KPMG LLP Letter dated October 4, 2001
               re Change in Certifying Account . . . . . . . . . . . .   6